UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09038

The Olstein Funds
(Exact name of registrant as specified in charter)

4 Manhattanville Road
Purchase, NY 10577
(Address of principal executive offices) (Zip code)

Robert A. Olstein
4 Manhattanville Road
Purchase, NY 10577
(Name and address of agent for service)

1-800-799-2113
Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period:  June 30, 2009

Item 1. Report to Stockholders.

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

ANNUAL REPORT

JUNE 30, 2009

The Olstein Funds

CONTENTS

3	The Olstein All Cap Value Fund

33	The Olstein Strategic
Opportunities Fund

54	Combined Notes to
Financial Statements

66	Report of Independent
Registered Public Accounting Firm

67	Additional Information

THE OLSTEIN ALL CAP VALUE FUND

4	Letter to Shareholders

18	Expense Example

20	Schedule of Investments

26	Statement of Assets
and Liabilities

28	Statement of Operations

29	Statements of Changes
in Net Assets

30	Financial Highlights

THE OLSTEIN ALL CAP VALUE FUND

THE OLSTEIN ALL CAP VALUE FUND

Letter to Shareholders

OPERATING FROM A POSITION OF
STRENGTH: THE BALANCE SHEET IS KING

DEAR SHAREHOLDERS:

After suffering through a difficult first nine months of the Fund’s fiscal year ended June 30, 2009, we are pleased to report that the Fund rebounded strongly and performed particularly well in the fourth fiscal quarter ended June 30, 2009.  While difficult economic conditions and constant dire predictions of a global depression dominated the first nine months of the Fund’s fiscal year, greater economic stability and cautious optimism regarding early signs of recovery significantly improved equity market performance since the market bottom on March 9, 2009. Specifically, since the market bottomed through June 30, 2009, the net asset value of Class C shares of the Olstein All Cap Value Fund appreciated approximately 44%, while the S&P 500 Index® rose approximately 36%.  For the fiscal year ended June 30, 2009, Class C shares of the Olstein All Cap Value Fund had a pre CDSC return of -25.10%, compared to a return of -26.21% for the S&P 500 Index® over the same time period.

The performance data quoted represents past performance and does not guarantee future results.  The performance discussed pertains to the Olstein All Cap Value Fund’s Class C shares and assumes no redemptions.  The returns mentioned do not reflect deduction of the Olstein All Cap Value Fund’s 1% maximum contingent deferred sales charge (“CDSC”) for Class C shares imposed when an investor redeems Class C shares within the first year of purchase.  The Olstein All Cap Value Fund’s Class C average annual return for the ten-year, five-year, and one-year periods ended 06/30/09, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, was 1.73%, -6.13%, and -25.84%, respectively.  Per the Fund’s 10/31/08 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.23%.  Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than performance quoted.  To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

THE OLSTEIN ALL CAP VALUE FUND

For the first six months of the 2009 calendar year, we are pleased to report that Class C shares of the Olstein All Cap Value Fund had a pre CDSC return of 9.28% compared to a return of 3.16% for the S&P 500 Index® over the same time period.

MARKET OUTLOOK

We believe that the stock market bottom which was reached on March 9, 2009 following a long market slide that began in the fourth quarter of 2007, should not be breached as there are many signs that the current recession is in the process of bottoming.  Yet despite cautious optimism about the economy, we also believe it is going to take several years to get back to the market highs reached in 2007 since we expect the economic turnaround to be measured and slow over the next few years.

In a July 10, 2009 press release, the Organization for Economic Cooperation and Development (“OECD”) stated that “leading indicators for May 2009 point to tangible signs of improvement in the outlook of most OECD economies” with “indications of troughs (i.e., ‘market bottoms’) emerging in the United States, the United Kingdom, Canada, China and India” and recovery signals emerging in parts of the Euro-zone.  Further evidence that the economy is in the process of bottoming includes: thawing credit markets; soaring mortgage refinancing due to relatively low mortgage rates; financial institutions that are beginning to repay TARP funds; improving bank balance sheets; decelerating bank write-offs and write-downs; and corporate liquidity that has reached record levels.

The worldwide coordinated stimulus has planted the seeds for an economic turnaround which we expect should begin later in the year.  As has happened many times in the past, the market has begun to anticipate an economic turnaround, as reflected in recent market performance. Although market returns going forward should be more subdued than during the 2003-2007 period, we believe the current market offers the potential for high single-digit or low double-digit returns from current levels (based on our future expectations for earnings and interest rates), which compares quite favorably to the alternatives in low-yielding treasury bills and money market accounts. Although the large amounts of fiscal stimulus and budget deficits around the world have also triggered serious inflation fears, we do not believe such concerns are warranted at the present time.  The large amounts of excess labor and industrial capacity in combination with wage cuts must recede before we become concerned about future inflation.  We do not think inflation is a serious concern over the next two years.

In setting long-term investment objectives based on age and risk tolerance, we believe that given the values that are currently available in the market,

THE OLSTEIN ALL CAP VALUE FUND

now is the time to have an appropriate amount of funds committed to equities. We believe that although there are many value traps and potholes scattered throughout the investment landscape, favorable tail winds have begun to blow.

PORTFOLIO AND PERFORMANCE REVIEW

The Olstein All Cap Value Fund has seized upon opportunities presented by the recent extreme market negativity to employ its free cash flow, value-investing discipline to build a portfolio of large and medium-sized companies which we believe are selling at a material discount to their intrinsic value.  Based on extensive forensic analysis of financial statements, we believe the companies in the Fund’s portfolio have the balance sheets, competitive strengths, operating advantages and valuations that should be instrumental in helping the Fund achieve its investment objectives despite the fact that we are currently entering a period of slower economic growth.

While we, like most professional money managers, suffered sharp declines during the last six months of 2008, which continued into the beginning of 2009, we are pleased that many of the portfolio charges we made during the latter part of 2008 have begun to reward us with strong performance since the market bottom of March 9, 2009. During the second half of 2008, we re-examined every holding to retest our investment thesis under a new and challenging environment.  We eliminated the stocks of companies that we believe did not offer an optimal risk-reward tradeoff or whose upside potential was severely compromised by the ongoing deleveraging scenario we expected to unfold.  We increased holdings or initiated positions in companies that we believe were automatically, yet unfairly, penalized by the market in reaction to economic conditions, but, in our opinion, had unique business models, strong balance sheets and the ability to withstand a recession and in addition were selling at a material discount to our determination of private market value.

Throughout the fiscal year we made significant changes to the portfolio.  First and foremost, we significantly reduced the Fund’s exposure to the Financials sector from 22% on June 30, 2008 to 10% on June 30, 2009, by focusing on well-capitalized financial services firms.  Likewise, we reduced the Fund’s Consumer Discretionary exposure from approximately 28% to 20% during the course of the fiscal year while maintaining a significant commitment to companies that sell economically priced goods and an ability to generate free cash flow during an economic downturn.  We increased our exposure to the Health Care sector — from 12% on June 30, 2008 to 20% on June 30, 2009 by finding outstanding values in companies operating in unique niches of the health care industry such as selling disposable medical products and testing and diagnostic services. The fear of the new administration’s health care reform

THE OLSTEIN ALL CAP VALUE FUND

resulted in some of these companies selling at double digit free cash flow yields, which was over-discounting any potential slowdown in future growth rates.

Over the course of the fiscal year, the Fund increased the number of its holdings from 59 to 71 as we sought to complement the Fund’s core holdings of well-known companies with additional holdings in less-recognized, highly competitive companies that we believe offer significant appreciation potential as the economic environment improves.

Before discussing some the Fund’s key holdings and the reasons we believe they are undervalued, we thought it would be helpful to discuss the winners and losers that affected the Fund’s performance during the fiscal year ended June 30, 2009.

OUR LAGGARDS

Laggards during the year included Century Aluminum Company, Merrill Lynch and Co., Citigroup, and Tyco Electronics.  During the course of the fiscal year, the Fund vacated each of these positions as our ongoing analysis indicated that their respective financial conditions had been weakened by economic conditions that worsened during the last six months of 2008.  For Century Aluminum and Tyco Electronics, not only did we have to lower our value, but we also believed that each company’s weakened financial metrics would result in a longer time period to realize these lower valuations.

As we reported in our December 31, 2008 Letter to Shareholders, immediately prior to the start of the fourth quarter 2008, following the collapse of Lehman Brothers, the Fund substantially reduced its exposure to the Financials sector by sharply reducing or eliminating many positions including Merrill Lynch and Citigroup and other financial sector holdings that employed leverage as a significant part of their business model.

OUR LEADERS

Stocks which contributed positively to our performance in fiscal 2009 included Charles River Laboratories, Life Technologies, Hospira, Collective Brands, and RadioShack.  You may recall from a summary of portfolio changes described in our December 31, 2008 Letter to Shareholders that we nearly doubled the Fund’s exposure to the Health Care sector during the second half of 2008 by increasing and/or initiating positions in unique testing and disposable product companies such as Charles River Laboratories, Hospira, and Life Technologies.  These new holdings have performed particularly well since being added to the Fund’s portfolio.  Although we reduced the portfolio’s overall exposure to the Consumer Discretionary sector during the fiscal year, we continued to have a meaningful commitment to companies that sell

THE OLSTEIN ALL CAP VALUE FUND

economically priced goods and have the ability to generate free cash flow despite a tough economic environment.  Long-time holdings Collective Brands and RadioShack are two such Consumer Discretionary holdings that continued to perform well despite the challenging environment.

CHARACTERISTICS THAT ALLOW THE TOUGH
TO GET GOING, WHEN THE GOING GETS TOUGH

While we see promising signs pointing toward economic improvement, we have hedged our bets regarding the timing of an economic turnaround by building a portfolio of core positions in what we believe are strongly capitalized, well-known, wide-moat companies.  Our core positions are complemented by holdings in less recognized companies that we believe are run by conservative management teams who have steered their companies through the recession with positive cash flow and sound balance sheets.  We thought it would be informative to (1) discuss the characteristics common to both widely recognized and lesser known companies in the portfolio that we believe reflect how well a company has prepared itself for continued challenges in the economic environment and (2) highlight the strategic options available to well-run companies during a downturn that can create a strategic material advantage for the inevitable economic upturn.  While we will mention companies as examples below, our entire portfolio consists of companies having many of the characteristics discussed.  (Our portfolio in its entirety follows this letter.)

OPERATING FROM A POSITION OF STRENGTH

Our experience has demonstrated that the companies who continue to prosper over long periods of time have several characteristics in common.  The foresight to build balance sheets that can withstand tough economic times and an ability to generate free cash flow from operations during all cycles are the two most important characteristics we look for when considering a stock for the  portfolio.  Balance sheet strength enables a company to stay focused on strategic priorities during economic turmoil rather than being forced to adopt short-term survival strategies which are often not in the long-term interests of shareholders.  Our initial interest when examining balance sheet strength is a calculation of total assets to equity (which is a useful proxy for measuring debt levels relative to equity as well as overall balance sheet conservatism).  We determine how many years it would take for a company to pay down debt from discretionary free cash flow. Our portfolio is dominated by companies in which total assets are less than 2.5 times shareholders’ equity and where debt can be liquidated from discretionary free cash flow in six years or less under current recessionary conditions.

THE OLSTEIN ALL CAP VALUE FUND

Another balance sheet statistic that we monitor is working capital turnover which includes analyzing changes in receivables and inventories relative to sales.  Through this analysis we look for indications of future earnings accelerations or slowdowns. In addition we examine comparative inventory and receivable reserves to identify any non-recurring contributions or penalties to current earnings which could be masking normalized earnings.  We analyze asset turnover ratios to determine the productivity of a company’s fixed asset base in generating a given level of sales.  The higher number of times that property, plant, and equipment turns over relative to sales, increases a company’s returns on equity and results in lowering the amount of capital expenditures necessary to generate a given level of sales, thus aiding future free cash flow.

The Fund’s portfolio is focused on companies that seek to maximize cash flow using operational and financial levers (such as cutting back growth capital expenditures during tough times to match non-cash depreciation charges), prioritize paying down debt with portions of free cash flow, and practice sound inventory and receivables management.  Companies that generate free cash flow after satisfying capital expenditure and working capital needs have the ability to increase dividends (to be discussed later), pay down debt, purchase their stock if it gets severely undervalued, and make strategic acquisitions when their competitors do not have the financial strength to seize upon such opportunities.  In addition, companies that consistently produce free cash flow often become acquisition targets of other companies.

Consistent excess free cash flow in combination with a conservative balance sheet provides a company with flexibility as to when and how to take advantage of interest rate fluctuations to finance or refinance their operations especially when sales do not meet expectations — as has been prevalent during the recent economic tsunami.  The landscape is marred with good companies such as Harley-Davidson, who had to pay unconscionable interest rates in order to survive the current turmoil.  We had to sell our position in Harley-Davidson last year when it became apparent that the syndication market for motorcycle paper was shutting down.  Harley had enough liquidity to finance the motorcycles themselves, but we did not like the leverage that was being created under their new forced self-financing model. Eventually Harley’s debt load backed the company into a corner, and they had to raise money from Warren Buffet’s Berkshire Hathaway at a 15% interest rate in order to keep sales going.  The 15% interest rate is an impediment that will impair future earnings for many years.

Conversely, an example of a large company in our portfolio which has done a terrific job of managing its balance sheet during these tough times is Intel.  Intel’s long-term strategy of constant innovation leading to industry dominance remains unfazed despite the market turmoil.  Intel’s ability to continue

THE OLSTEIN ALL CAP VALUE FUND

spending on product innovation was only possible because of a rock-solid balance sheet with over $10 billion in net liquidity and a disciplined management team that spends within its ability to generate free cash flow.  Despite a recent drop in year-to-year revenues due to weakened markets, Intel’s balance sheet enabled the company to maintain its commitment to research and development and expansion, positioning itself for the next phase of growth while much of the semi-conductor market remains paralyzed by fear. Although its total revenues dropped from approximately $39 billion in 2005 to $33 billion in 2009 (consensus estimate), Intel has maintained its commitment to research and development, spending $5.4 billion in 2008, an amount very close to its peak R&D spending of $5.87 billion in 2006.  To finance these priority expenditures, Intel cut costs, reduced inventory, and reduced capital expenditures within depreciation/amortization, exhibiting financial discipline in these uncertain times.  The company’s ability to maintain research and development spending resulted in the development of the Atom chip which was built for price-conscious net books and other budget conscious consumer products that are rapidly gaining market share.  Cheaper net books were developed and brought to market while the computer industry and the economy were beginning to falter, and Intel had the wherewithal and foresight to develop the Atom for these computers thereby seizing upon a new opportunity.  Competitors are now forced to make up for lost competitive advantage while Intel is beginning to experience above-average growth in both the consumer and scaled-down computer markets.  The next generation of semiconductors is likely be dominated by Intel because of its large amounts of R&D spending.  We believe in Intel’s long-term strategy, and it should continue to benefit from its fiscal responsibility in combination with its uniqueness as an innovator.  As the market normalizes, Intel should generate over $7 billion in free cash flow and produce meaningful capital appreciation from current price levels.

Bed Bath & Beyond, a company we added to the portfolio after the close of the Fund’s fiscal year, has also done an excellent job of protecting its balance sheet throughout this tumultuous time.  As of the end of the first quarter of fiscal 2009 (ended May 30, 2009), the company had cash and investments of $1.074 billion and zero debt on the balance sheet. In contrast to the majority of retailers who use debt to finance inventory, Bed Bath & Beyond finances inventory from its cash flow thus avoiding interest expenditures.  Additionally, the company’s inventory balance has declined year-to-year by 1.3%, from $1.726 billion at first quarter end 2008 to $1.704 billion at first quarter end 2009. During the same time period sales have actually increased 2.8%, from $1.648 billion (first quarter 2008) to $1.694 billion (first quarter 2009).  Bed Bath & Beyond has consistently generated free cash flow in

THE OLSTEIN ALL CAP VALUE FUND

excess of new store required spending, which has enabled the company to retire $2 billion of stock over the last five years.  Bed Bath & Beyond’s balance sheet flexibility affords the company the ability to continue investing in its store base and to seize upon the opportunity to capture additional market share due to the financial liquidation of Linens ’N Things, a major competitor.  We believe the company’s stock offers appreciation potential rooted in a fiscally responsible management team, same-store growth at Bed Bath & Beyond stores and a successful rollout of their newer concepts, Christmas Tree Shops, Harmon, and buybuy Baby.

STRATEGIC OPTIONS DURING DIFFICULT TIMES

Another important ingredient for a successful long-term investment is a company that identifies strategic options or opportunities that are either presented or must be implemented to deal with the unexpected conditions created by an economic or industry downturn.  Companies that are long-term outperformers seize upon opportunities presented by tough economic times to restructure their operations such as closing divisions or adopting new business models in order to adapt to the changes taking place within their industry.  Such companies could also purchase or merge with a company, not only selling at a bargain basement price but offering a good fit with the acquirer’s current operations and having financial dynamics that can enhance future earnings.  During difficult economic times it is also important to increase (and at the very least maintain) a company’s commitment to innovation (we monitor research and development expenditures — see previous discussion of Intel), rationalize existing products and take advantage of other companies’ weakness, and launch new products.  Finally, capital expenditures have to be rationalized to changes in the economic environment.

In mid-2008, Hewlett-Packard (“HPQ”) purchased EDS, a leader in technology services and outsourcing, to help diversify earnings away from the sale of hardware and reorient the company into an integrated technology solution provider.  HPQ now has a more diversified and far less cyclical revenue stream while still maintaining benchmark performance in each integrated business — from selling printing equipment and supplies to selling small computers and servers as well as providing administration and computer services to large industrial companies.  The company will generate better than $9 billion in free cash flow this year, while maintaining a good balance sheet resulting in easy access to capital markets.  Financial strength and product diversification in these difficult times is a huge competitive advantage for Hewlett-Packard. The company has enhanced its strategic position when the recession ends through the acquisition, integration, and efficiency efforts it has implemented right now, while competitors are struggling to survive.  As the company

THE OLSTEIN ALL CAP VALUE FUND

begins to reap the benefits of these strategic moves within the next 24 months, we expect HPQ to be a meaningful contributor toward the Fund achieving its capital gains objectives.

Blackrock (“BLK”) is a well-diversified asset management company with a special expertise in distressed investing that serves as an advisor to the U.S. Government, other sovereign governments, and to the banking industry.  The company was able to round out its suite of products by purchasing BGI, Barclay’s well-respected asset management business, at a very compelling price.  BGI’s strength lies in its rapidly growing Exchange Traded Fund market vehicles (ETFs). Despite the size of the acquisition there is virtually no overlap in strategies or target markets, hence minimal cannibalization.  Blackrock could not make this strategic acquisition without a sound balance sheet, a diversified suite of products, and a sharp and opportunistic management team led by Larry Fink, CEO.  We expect free cash flow at Blackrock to grow to nearly $2 billion as the integration moves forward and markets return to normalcy.  We believe BLK has material appreciation potential as it seizes upon the opportunities that we believe the market will present to a full service asset management firm.

PORTFOLIO DIVIDEND YIELD IS 2.5%

As mentioned again and again over our history of writing to shareholders, we utilize a proprietary company valuation model that relies primarily on forensic analysis of company financial statements and emphasizes free cash flow.  We select companies for the portfolio that are selling at a material discount of 20% to 50% to our calculation of intrinsic value.  Throughout the Fund’s history, our portfolio tended to be dominated by companies that needed to redeploy cash flow back into the business to maintain or increase their value and thus the dividend yield of our portfolio (dividends paid by our portfolio holdings dividend by their prices) tended to be miniscule (less than 1%).

As previously discussed, we have recently found our values in more mature companies who tend to be less dependent on reinvesting their cash back into the business in order to increase or maintain their value.  The alternative to reinvestment is paying out more of the excess cash flow to shareholders in the form of dividends or buying back stock.  It is hard to believe that the Fund’s  current portfolio of companies as of June 30, 2009, has a dividend yield 2.5% while at the same time the companies in the portfolio are selling at prices that we believe are at a material discount to our calculation of intrinsic value.  Stated simply, we are receiving some of our value payback on a current basis in the form of dividends.  We believe the current dividend yield provides the portfolio with an extra hedge against large stock declines and is further evidence of a favorable risk reward ratio. The large dividend payouts also

THE OLSTEIN ALL CAP VALUE FUND

provide the Fund with extra cash on a continuing basis that can be redeployed opportunistically if companies fall to bargain prices.

CONCLUSION

We value your trust and believe our portfolio has been reshaped to take advantage of the economic environment we believe we will be operating under for the foreseeable future.  We continue to be committed to practicing our discipline of undertaking a forensic analysis of balance sheets and income statements in order to appropriately balance opportunities with risk.  Free cash flow and sound balance sheets continue to be our central theme.  As previously discussed, as of June 30, 2009, the dividend yield of the holdings in our portfolio (2.5%) has never been higher.  We continue to invest our money alongside yours and look forward to working toward achieving the Fund’s investment objectives.

Sincerely,

Robert A. Olstein	Eric R. Heyman
Chief Investment Officer	Co-Portfolio Manager
Head Portfolio Manager

THE OLSTEIN ALL CAP VALUE FUND

The following chart illustrates the growth, on a quarterly basis, of a hypothetical $10,000 investment made in the Olstein All Cap Value Fund’s Class C share at the Olstein All Cap Value Fund’s inception date of September 21, 1995 (with dividends and capital gain distributions reinvested but no deduction of taxes on reinvested distributions – see “Details”).

	Value of Shares Owned,		Value of Shares Owned,
	If Initial Investment		If Initial Investment
Date	was $10,000	Date	was $10,000
9/21/95	$10,000	9/30/02	25,870
9/30/95	10,010	12/31/02	28,529
12/31/95	10,261	3/31/03	26,226
3/31/96	10,882	6/30/03	31,448
6/30/96	11,462	9/30/03	33,797
9/30/96	11,713	12/31/03	38,853
12/31/96	12,760	3/31/04	40,870
3/31/97	13,327	6/30/04	41,297
6/30/97	14,602	9/30/04	39,043
9/30/97	17,250	12/31/04	43,146
12/31/97	17,205	3/31/05	42,640
3/31/98	19,851	6/30/05	42,302
6/30/98	18,468	9/30/05	43,749
9/30/98	15,499	12/31/05	44,350
12/31/98	19,788	3/31/06	46,566
3/31/99	20,717	6/30/06	44,242
6/30/99	25,365	9/30/06	46,836
9/30/99	23,675	12/31/06	50,755
12/31/99	26,692	3/31/07	51,862
3/31/00	28,170	6/30/07	55,536
6/30/00	28,899	9/30/07	53,029
9/30/00	30,596	12/31/07	49,012
12/31/00	30,142	3/31/08	42,447
3/31/01	30,207	6/30/08	40,189
6/30/01	36,192	9/30/08	38,452
9/30/01	28,213	12/31/08	27,545
12/31/01	35,340	3/31/09	24,767
3/31/02	38,259	6/30/09	30,102
6/30/02	33,797

Details
The performance data quoted represents past performance and does not guarantee future results. The above chart pertains to the Olstein All Cap Value Fund’s Class C shares, and assumes no redemptions. The returns mentioned do not reflect deduction of the Olstein All Cap Value Fund’s 1% maximum contingent deferred sales charge (“CDSC”) for Class C shares imposed when an investor redeems Class C shares within the first year of purchase. The Olstein All Cap Value Fund’s Class C

THE OLSTEIN ALL CAP VALUE FUND

average annual returns for the ten-year, five-year, and one-year periods ended 06/30/09, assuming reinvestment of dividends and capital gain distributions and deduction of the Olstein All Cap Value Fund’s maximum CDSC during the one-year period, were 1.73%, -6.13%, and -25.84%, respectively. Per the Fund’s 10/31/08 prospectus, the expense ratio for the Olstein All Cap Value Fund Class C was 2.23%. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

The above commentary represents the opinion of the Manager and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks and charges and expenses of the Olstein Funds and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s website at www.olsteinfunds.com.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.  Index returns do not reflect any management fees, transaction costs or expenses.

Dividend yields are subject to fluctuation; there is no assurance that dividends will continue.

For a complete listing of the Olstein All Cap Value Fund’s portfolio holdings, please see the Schedule of Investments starting on page 20. The references to securities are not buy or sell recommendations. The references are intended to be descriptive examples of the Fund’s investment philosophy. Do not make investments based on the preceding securities referenced.

Not FDIC insured / Not bank-guaranteed / May lose value.  Distributed by Olstein Capital Management, L.P. Member FINRA

THE OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C for the past 10 years through the Fiscal Year End of 6/30/09.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return

	1 Year	5 Year	10 Year	Inception
Olstein All Cap Value – Class C (1)	(25.84)%	(6.13)%	1.73%	8.33%
Russell 3000® Index (2)	(26.56)%	(1.84)%	(1.46)%	5.23%
S&P 500® Index (3)	(26.21)%	(2.24)%	(2.22)%	5.21%

(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price of the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year-end to June 30.

THE OLSTEIN ALL CAP VALUE FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Adviser Class Inception through the Fiscal Year End of 6/30/09.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return

	1 Year	5 Year	Inception
Olstein All Cap Value – Adviser Class (1)	(24.56)%	(5.42)%	2.84%
Russell 3000® Index (2)	(26.56)%	(1.84)%	(0.98)%
S&P 500® Index (3)	(26.21)%	(2.24)%	(1.82)%

(1)
Assumes reinvestment of dividends and capital gains.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 3000® Index reflects the broad U.S. equity universe and represents approximately 98% of the U.S. market.  Russell 3000® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

(4)	On April 29, 2004, the Fund’s Board approved changing the Fund’s fiscal year-end to June 30.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Expense Example as of June 30, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 – June 30, 2009.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN ALL CAP VALUE FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/09	6/30/09	1/1/09 – 6/30/09
Actual
Class C	$1,000.00	$1,092.80	$12.19
Adviser Class	$1,000.00	$1,097.90	$ 8.32

Hypothetical (5% annual
return before expenses)
Class C	$1,000.00	$1,013.14	$11.73
Adviser Class	$1,000.00	$1,016.86	$ 8.00

*
Expenses are equal to the Fund’s annualized expense ratio of 2.35% and 1.60% for Class C and Adviser Class, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Allocation of Portfolio Assets as a percentage of investments
June 30, 2009

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Schedule of Investments as of June 30, 2009

COMMON STOCKS – 96.5%

AIR FREIGHT & LOGISTICS – 0.9%	Shares	Value
FedEx Corp.	90,200	$5,016,924

BEVERAGES – 2.9%
The Coca-Cola Company	159,800	7,668,802
Molson Coors Brewing Company – Class B	187,300	7,928,409
		15,597,211
BIOTECHNOLOGY – 2.7%
Charles River Laboratories International, Inc. (a)	192,300	6,490,125
Life Technologies Corporation (a)	195,000	8,135,400
		14,625,525
BUSINESS SERVICES – 1.2%
Hewitt Associates, Inc. – Class A (a)	213,300	6,352,074

CAPITAL MARKETS – 2.4%
BlackRock, Inc.	22,400	3,929,408
The Charles Schwab Corporation	277,000	4,858,580
The Goldman Sachs Group, Inc.	28,000	4,128,320
		12,916,308
CHEMICALS – 1.0%
E. I. du Pont de Nemours & Company	218,800	5,605,656

COMMERCIAL SERVICES & SUPPLIES – 3.6%
Cintas	393,700	8,992,108
Korn/Ferry International (a)	356,147	3,789,404
Pitney Bowes Inc.	313,000	6,864,090
		19,645,602
COMMUNICATIONS EQUIPMENT – 4.8%
Cisco Systems, Inc. (a)	411,300	7,666,632
CommScope, Inc. (a)	356,257	9,355,309
Motorola, Inc.	872,400	5,784,012
QUALCOMM Incorporated	64,000	2,892,800
		25,698,753

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.5% – continued

COMPUTERS & PERIPHERALS – 4.6%	Shares	Value
Dell Inc. (a)	681,300	$9,354,249
Hewlett-Packard Company	294,700	11,390,155
International Business Machines Corporation (IBM)	36,200	3,780,004
		24,524,408
CONSUMER FINANCE – 1.0%
American Express Company	228,700	5,314,988

CONTAINERS & PACKAGING – 0.9%
Sonoco Products Company	196,061	4,695,661

DIVERSIFIED FINANCIAL SERVICES – 2.3%
AllianceBernstein Holding LP	618,400	12,423,656

ELECTRONIC EQUIPMENT & INSTRUMENTS – 3.7%
Agilent Technologies, Inc. (a)	405,223	8,230,079
Rofin-Sinar Technologies, Inc. (a)	193,878	3,879,499
Thermo Fisher Scientific, Inc. (a)	192,400	7,844,148
		19,953,726
FOOD & STAPLES RETAILING – 1.5%
Sysco Corporation	352,800	7,930,944

HEALTH CARE EQUIPMENT & SUPPLIES – 10.0%
Boston Scientific Corporation (a)	933,231	9,462,962
Covidien PLC (b)	298,600	11,179,584
DENTSPLY International Inc.	203,100	6,198,612
Hospira, Inc. (a)	224,100	8,632,332
Intuitive Surgical, Inc. (a)	17,200	2,814,952
Stryker Corporation	204,000	8,106,960
Zimmer Holdings, Inc. (a)	171,700	7,314,420
		53,709,822
HEALTH CARE PRODUCTS – 2.0%
Johnson & Johnson	189,100	10,740,880

HEALTH CARE PROVIDERS & SERVICES – 1.0%
Quest Diagnostics Incorporated	92,600	5,225,418

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.5% – continued

HOUSEHOLD DURABLES – 1.5%	Shares	Value
Snap-on, Incorporated	273,000	$7,846,020

HOUSEHOLD PRODUCTS – 2.5%
Kimberly-Clark Corporation	127,100	6,663,853
The Procter & Gamble Company	138,600	7,082,460
		13,746,313
INDUSTRIAL CONGLOMERATES – 5.1%
3M Co.	154,100	9,261,410
Teleflex Incorporated	209,001	9,369,515
Tyco International Ltd. (b)	340,700	8,851,386
		27,482,311
INSURANCE – 4.0%
The Chubb Corporation	170,232	6,788,852
Hanover Insurance Group Inc.	137,900	5,255,369
W. R. Berkley Corporation	452,500	9,715,175
		21,759,396
IT SERVICES – 1.2%
Accenture Ltd. – Class A (b)	194,100	6,494,586

MACHINERY – 4.0%
Cummins Inc.	149,000	5,246,290
Ingersoll-Rand Co. – Class A (b)	403,900	8,441,510
Pall Corporation	291,300	7,736,928
		21,424,728
MANAGEMENT CONSULTING SERVICES – 1.3%
ABB Limited – ADR (b)	428,000	6,753,840

MEDIA – 1.7%
The Walt Disney Company	394,200	9,196,686

MULTILINE RETAIL – 2.2%
Macy’s, Inc.	1,016,868	11,958,368

OFFICE ELECTRONICS – 2.2%
Xerox Corporation	1,867,700	12,102,696

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

COMMON STOCKS – 96.5% – continued

OIL & GAS – 2.4%	Shares	Value
Apache Corporation	65,000	$4,689,750
Devon Energy Corporation	80,000	4,360,000
Exxon Mobil Corporation	55,900	3,907,969
		12,957,719
RESTAURANTS – 5.0%
Burger King Holdings Inc.	546,900	9,444,963
Denny’s Corp. (a)	2,421,671	5,206,593
Jack in the Box Inc. (a)	180,100	4,043,245
McDonald’s Corporation	143,350	8,241,191
		26,935,992
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT – 3.5%
Intel Corporation	1,127,400	18,658,470

SOFTWARE – 4.4%
Adobe Systems, Incorporated (a)	58,200	1,647,060
Microsoft Corporation	633,600	15,060,672
Teradata Corporation (a)	296,400	6,944,652
		23,652,384
SPECIALTY RETAIL – 9.0%
Bed Bath & Beyond Inc. (a)	87,400	2,687,550
Collective Brands, Inc. (a)	415,200	6,049,464
The Gap, Inc.	367,300	6,023,720
The Home Depot, Inc.	533,600	12,608,968
Lowe’s Companies, Inc.	364,500	7,074,945
RadioShack Corporation	558,200	7,792,472
The TJX Companies, Inc.	193,500	6,087,510
		48,324,629
TOTAL COMMON STOCKS (Cost $554,342,827)		519,271,694

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

SHORT-TERM INVESTMENTS – 4.2%

MUTUAL FUNDS – 4.2%	Shares	Value
First American Prime Obligations Fund – Class I	22,463,102	$22,463,102

TOTAL SHORT-TERM INVESTMENTS (Cost $22,463,102)		22,463,102

TOTAL INVESTMENTS – 100.7%
(Cost $576,805,929)		541,734,796
LIABILITIES IN EXCESS OF OTHER ASSETS – (0.7)%		(3,648,317)
TOTAL NET ASSETS – 100.0%		$538,086,479

ADR  American Depository Receipt.
(a)	Non-income producing security.
(b)	U.S. Dollar-denominated foreign security.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

The Olstein All Cap Value Fund
Statement of Assets and Liabilities as of June 30, 2009

Assets:
Investments, at value
(cost $576,805,929)	$541,734,796
Receivable for securities sold	1,892,508
Receivable for capital shares sold	146,526
Dividends and interest receivable	517,473
Other assets	20,393
Total Assets	544,311,696

Liabilities:
Payable for securities purchased	3,889,278
Payable for capital shares redeemed	438,498
Distribution expense payable	1,036,754
Payable to Investment Manager (See Note 5)	445,803
Payable to Trustees	39,845
Accrued expenses and other liabilities	375,039
Total Liabilities	6,225,217
Net Assets	$538,086,479

Net Assets Consist of:
Capital stock	$960,423,382
Undistributed net investment income	122,092
Accumulated net realized loss on investments sold	(387,387,862)
Net unrealized depreciation on investments	(35,071,133)
Total Net Assets	$538,086,479

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

CLASS C:
Net Assets	$478,527,348
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	55,478,280
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$8.63

ADVISER CLASS:
Net Assets	$59,559,131
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	6,233,054
Net asset value, offering and redemption price per share	$9.56

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statement of Operations

For the Year Ended
June 30, 2009
Investment Income:
Dividend income	$11,934,353
Interest income	589,779
Total investment income	12,524,132

Expenses:
Investment management fee (See Note 5)	6,519,619
Distribution expense – Class C (See Note 6)	5,644,253
Distribution expense – Adviser Class (See Note 6)	218,598
Shareholder servicing and accounting costs	993,696
Administration fee	394,330
Professional fees	281,245
Reports to shareholders	98,995
Trustees’ fees and expenses	143,786
Federal and state registration	89,125
Custody fees	58,138
Other	75,428
Total expenses	14,517,213
Net investment loss	(1,993,081)

Realized and Unrealized Gain (Loss) on Investments:
Realized loss on:
Investments of unaffiliated issuers	(368,619,886)
Investments of affiliated issuers (See Note 8)	(9,714,440)
Change in unrealized appreciation/depreciation on investments	130,960,881
Net realized and unrealized loss on investments	(247,373,445)
Net Decrease in Net Assets Resulting from Operations	$(249,366,526)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2009	June 30, 2008
Operations:
Net investment loss	$(1,993,081)	$(7,837,806)
Net realized gain (loss) on:
Investments of unaffiliated issuers	(368,619,886)	60,886,463
Investments of affiliated issuers (See Note 8)	(9,714,440)	(2,147,949)
Change in unrealized appreciation / depreciation on investments	130,960,881	(499,395,736)
Net decrease in net assets resulting from operations	(249,366,526)	(448,495,028)

Distributions to Class C Shareholders
from Net Realized Gains	(2,008,776)	(210,144,851)

Distributions to Adviser Class Shareholders
from Net Realized Gains	(226,231)	(38,555,747)

Net decrease in net assets from
Fund share transactions (Note 7)	(224,809,070)	(101,397,529)

Total Decrease in Net Assets	(476,410,603)	(798,593,155)

Net Assets:
Beginning of period	1,014,497,082	1,813,090,237
End of period*	$538,086,479	$1,014,497,082
* Including undistributed net investment income of:	$122,092	$—

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Class C

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net Asset Value – Beginning of Period	$11.57	$19.05	$16.37	$17.54	$17.40

Investment Operations:
Net investment loss (1)	(0.04)	(0.10)	(0.13)	(0.12)	(0.18)
Net realized and unrealized
gain (loss) on investments	(2.86)	(4.55)	4.18	0.94	0.60
Total from investment operations	(2.90)	(4.65)	4.05	0.82	0.42
Distributions from net realized
gain on investments	(0.04)	(2.83)	(1.37)	(1.99)	(0.28)
Net Asset Value – End of Period	$8.63	$11.57	$19.05	$16.37	$17.54

Total Return‡	(25.10)%	(27.63)%	25.53%	4.59%	2.43%

Ratios (to average net assets)/
Supplemental Data:
Expenses (2)	2.33%	2.23%	2.19%	2.19%	2.17%
Net investment loss	(0.41)%	(0.67)%	(0.73)%	(0.69)%	(1.03)%
Portfolio turnover rate (3)	103.79%	98.00%	79.57%	59.44%	68.46%
Net assets at end of period (000 omitted)	$478,527	$860,438	$1,508,138	$1,355,960	$1,473,175

‡	Total returns do not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(2)
The expense ratio includes dividends on short positions where applicable.  The ratio of dividends on short positions for the period ended June 30, 2005 was 0.00%. There were no dividends on short positions for the periods ended June 30, 2009, June 30, 2008, June 30, 2007 and June 30, 2006.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

The Olstein All Cap Value Fund
Financial Highlights

Adviser Class

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	June 30,	June 30,	June 30,	June 30,	June 30,
	2009	2008	2007	2006	2005
Net Asset Value – Beginning of Period	$12.72	$20.49	$17.39	$18.38	$18.09

Investment Operations:
Net investment income (loss) (1)	0.03	0.01	0.00	0.01	(0.05)
Net realized and unrealized
gain (loss) on investments	(3.15)	(4.95)	4.47	0.99	0.62
Total from investment operations	(3.12)	(4.94)	4.47	1.00	0.57
Distributions from net realized
gain on investments	(0.04)	(2.83)	(1.37)	(1.99)	(0.28)
Net Asset Value – End of Period	$9.56	$12.72	$20.49	$17.39	$18.38

Total Return	(24.56)%	(27.06)%	26.48%	5.40%	3.18%

Ratios (to average net assets)/
Supplemental Data:
Expenses (2)	1.58%	1.48%	1.44%	1.44%	1.42%
Net investment income (loss)	0.34%	0.08%	0.02%	0.06%	(0.28)%
Portfolio turnover rate (3)	103.79%	98.00%	79.57%	59.44%	68.46%
Net assets at end of period (000 omitted)	$59,559	$154,059	$304,952	$280,596	$413,800

*	Not annualized.
**	Annualized.
(1)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(2)
The expense ratio includes dividends on short positions where applicable. The ratio of dividends on short positions for the period ended June 30, 2005 was 0.00%. There were no dividends on short positions for the periods ended June 30, 2009, June 30, 2008, June 30, 2007 and June 30, 2006.

(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN ALL CAP VALUE FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND

34	Letter to Shareholders

42	Expense Example

44	Schedule of Investments

48	Statement of Assets
and Liabilities

50	Statement of Operations

51	Statements of Changes
in Net Assets

52	Financial Highlights

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

THE OLSTEIN STRATEGIC
OPPORTUNITIES FUND
Letter to Shareholders

DEAR FELLOW SHAREHOLDERS:

After equity markets experienced a tumultuous slide during the first eight months of the fiscal year ended June 30, 2009, the market reversed course and continued to rebound off the March 9, 2009 lows through the end of the Fund’s fiscal fourth quarter ended June 30th, 2009.  The S&P 500® Index appreciated approximately 36% from the market low on March 9, 2009 through June 30, 2009, whereas the Fund appreciated approximately 71% during the same time period.  Against this backdrop, Class A shares (load-waived) of the Olstein Strategic Opportunities Fund had a total return of -14.90% for the fiscal year ended June 30, 2009 compared to a return of -26.72% for the Russell 2500® Index and a return of -26.21% for the S&P 500® Index over the same time period  As a result of the strong rebound from the market lows, the Fund’s 2009 calendar year-to-date performance (six months ended June 30, 2009) was off to a good start with the Fund increasing 17.22% compared to 6.52% for the Russell 2500® Index and 3.16% for the S&P 500® Index over the same time period.

MARKET OUTLOOK

The overall investment environment and outlook for equity markets is considerably less clouded than one year ago when fiscal catastrophe and fears of

The performance data quoted represents past performance and does not guarantee future results. The Olstein Strategic Opportunities Class A returns as of 06/30/09 for the one-year period and since inception date of 11/01/06, assuming deduction of the Olstein Strategic Opportunities Class A maximum sales charge of 5.50%, were -19.55% and -13.83% respectively. Per the 10/31/08 prospectus, the gross expense ratio for the Olstein Strategic Opportunities Fund Class A Share was 2.19% and the net expense ratio was 1.62% after contractual expense waiver and/or reimbursement, including acquired fund fees and expenses. Performance and expense ratios for other share classes will vary due to differences in sales charge structure and class expenses. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. To obtain performance data current to the most recent month end, please go to our website at www.olsteinfunds.com.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

the U.S. economy collapsing into depression-dominated headlines and caused investors to flee to the sidelines.  Government intervention through the Troubled Asset Relief Program (TARP) and favorable Fed policy have prevented the collapse of the financial system while a massive, coordinated global stimulus has helped to stave off an economic doomsday.  While the seeds of an economic upturn may be sprouting, full recovery requires further improvement in the housing market, further rehabilitation of credit markets, and a reduction in historically high levels of unemployment.  Despite a quick run-up in value off their March 9th lows, we believe equity markets will provide subdued returns in the high single-digit to low double-digit range over the next several years as they slowly move back to previous highs.

As stated in our last Letter to Shareholders, we believe the best approach for such an uneven economic and investment environment is to buy companies that have the ability to generate free cash flow, have little or no debt or are aggressively paying down debt, and to buy such companies at a significant discount to our calculation of their intrinsic value.  While investors are understandably unsettled by the drastic increase in volatility that characterized equity markets for the past year, we believe it is important to maintain a mindset that looks beyond daily market moves with an understanding that the market should eventually recognize companies with strong fundamentals, stable cash flow, and above-average operating returns. During the second half of 2009 we expect the market to reward companies that have practiced sound capital management and have maintained financial strength despite the prolonged downturn.  As signs of economic recovery begin to multiply and as consumer spending ticks upward, we believe it will be those well-capitalized, well-run companies that reap the benefits of a promising recovery.

PORTFOLIO AND PERFORMANCE REVIEW

At June 30, 2009, the Fund’s portfolio consisted of 43 holdings with an average weighted market capitalization of $2.48 billion.  Throughout the fiscal year ended June 30, 2009 we continued to modify the portfolio to maintain what we believed was the appropriate defensive posture in light of extreme market volatility, while at the same time capitalizing on that volatility to take advantage of extremely compelling buying opportunities in what we believe are well-run, well-capitalized companies selling at extreme discounts to our determination of their intrinsic value.  During the fiscal year, the Fund initiated positions in twenty-one companies and strategically added to positions in three companies.  Over the same time period, the Fund eliminated its holdings in fifteen companies and decreased its holdings in another twelve companies.  At the same time that we have eliminated or reduced positions in companies in which changing conditions or new information that, in our

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

opinion, resulted in additional risk and/or reduced appreciation potential.  We also reduced positions in companies that reached our valuation levels and redeployed proceeds from such sales into opportunities that we believe offer a more favorable risk-reward profile.

Notable gainers in the Fund’s portfolio during the past fiscal year, include: wholesale and retail seller of footwear and accessories, Collective Brands; consumer electronics retailer, RadioShack; life sciences company, Life Technologies Corp.; Charles River Laboratories, a provider of research products and services that advance drug discovery and development; and Boston Scientific Corp., a developer, manufacturer, and marketer of medical devices.  At the end of the fiscal year, the Fund maintained a position in each of the top performing holdings previously mentioned. The biggest detractors from performance during the past fiscal year included: Office Depot, an office products retailer; Thermadyne Holdings, a manufacturer and marketer of welding and cutting products; Entegris, Inc., a supplier and servicer for the semiconductor manufacturing process; Keithley Instruments, a manufacturer of precision testing equipment; and leading mattress manufacturer, Sealy Corp. During the course of the fiscal year, the Fund liquidated each of its worst-performing stocks previously discussed, due to eroding valuations and availability of investment opportunities that, in our opinion, offered a more favorable risk-reward profile.

REVIEW OF ACTIVIST HOLDINGS

As of June 30, 2009, the Fund was invested in three activist holdings, which represented approximately 7.1% of the Fund’s equity investments and one of its top five holdings.  Each of these situations fits our definition of an activist investment where an outside investor, in most cases a hedge fund or private equity investor, seeks to influence company management to adopt strategic alternatives that we expect to unlock greater shareholder value.  At the start of the Fund’s fiscal year the Fund was invested in ten activist holdings, which represented approximately 32% of the Fund’s equity investments and five of its top ten holdings.  Throughout the fiscal year, the Fund sold specific activist holdings that had either reached their valuation levels or whose prospects were seriously impaired by the drastic economic downturn that unfolded over the last six months of 2008.

As with all of our activist situations, one of the most important variables we consider, especially during turbulent economic times, is “how long will it take for this company to improve its operations and results?” Although we know from experience that successful turnarounds don’t happen overnight, we do expect specific improvements in operations to occur within a defined period of time, notwithstanding the economic environment. Although a turnaround

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

process may not be in full swing, if a company has adopted what we believe is the right strategy to increase shareholder value over the next three to five years, we are willing to wait for operating results to improve if we are being sufficiently rewarded for the risk we have taken, and if our ongoing analysis of the company’s financial statements tell us the company is headed in the right direction.  During the course of the past fiscal year, however, we determined for several activist holdings, that management had not responded forcefully or quickly enough to a deteriorating situation, exacerbated by a tough economy, and we therefore exited those positions in order to pursue other, more favorable, opportunities.

In addition to The Cheesecake Factory where Olstein leads activist efforts to date, the Fund’s current activist holdings include a specialty retailer, Collective Brands and a technology hardware and equipment company, Commscope Inc.  We continue to monitor the progress of the activist investors involved in these situations as they work to increase shareholder value through a specific plan for improving each company’s results.  While each investment is at a different strategic stage, we believe the actions that have been proposed or implemented should increase shareholder value through improved future operating results.

On April 23, 2009, The Cheesecake Factory, an investment in which Olstein has engaged as the lead activist investor since inception of the Fund, reported a solid, and, we believe, sustainable improvement in earnings rooted in revenue management strategies we recommended to the company.  Over the past two years the company has implemented these recommendations through two across-the-board price increases in 2008 and through the launch of its “Small Plates and Snacks” menu during the first quarter of 2009.  While previous price increases offset increases in cost of goods sold, the new, smaller menu items have increased average check size and customer counts.  Additionally the company has followed another recommendation we made, sharply decreasing its capital spending over the past two years from an annual run rate of more than $210 million at the end of 2007 to a current annual run rate of approximately $62 million (which the company expects to cut further over the next year to the $50 million range).  The market has responded well to these changes as the company’s stock has risen over 290% from its intraday November 21, 2008 low of $4.96 per share to its July 31, 2009 close of $19.37 per share.  We continue to hold the company’s stock since we believe the benefits of cost management programs and earnings potential of these menu changes, as well as the likely increase in customer counts as the economy improves bode well for the foreseeable future.

As has happened many times before over the short life of the Olstein Strategic Opportunities Fund (and throughout the longer history of the Olstein All Cap

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Value Fund), our forensic analysis identified an investment opportunity in a company with strong free cash flow and a unique business model that later attracted the attention of a private equity or activist investor.  On August 11, 2009 (after the close of the Fund’s fiscal year), an outside activist investor has filed a Schedule 13D in Bare Escentuals, one of the Fund’s top fifteen holdings, with the stated intent of “engaging the Company’s board and management in an active dialogue to offer suggestions that we [Sandler Capital Management] believe will enhance the value of the Company’s Common Stock.”  In its Schedule 13D filing, Sandler Capital Management further outlines the options that it believes Bare Escentuals should pursue in order to increase shareholder value, including: “(1) improving communication efforts with the investment community; (2) utilizing the strength of the balance sheet for buying back stock; and (3) exploring strategic alternatives and sale of the Company.”  These same strategic options also formed the basis of our investment thesis for the company before we began buying its common stock in early September 2008.  We will monitor Sandler Capital’s effectiveness as it engages management, and we will continue to monitor the performance of the company’s common stock with an eye toward our valuation target.

As the clouds begin to lift and uncertainty about the economy abates, equity markets should regain a balanced perspective and focus on company fundamentals.  Since time has taught us that patience provides generous opportunities for the diligent investor, we intend to stay the course, invested in companies that, in our opinion, have the financial strength to ride out the remnants of the economic storm while offering favorable long-term business prospects.  We continue to invest our money alongside yours, value your trust, and thank you for your perseverance.  We look forward to writing to you again at the close of the next quarter and remind you that we are working diligently to achieve the Fund’s investment objectives.

Sincerely,

Eric R. Heyman	Robert A. Olstein
Co-Portfolio Manager	Chairman, Chief Investment Officer
and Co-Portfolio Manager

The above commentary represents the opinion of the Manager, and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.  This information should be preceded or accompanied by a current prospectus, which contains more complete information, including investment objectives, risks, and

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

charges and expenses of the Fund and should be read carefully before investing.  A current prospectus may be obtained by calling (800) 799-2113 or by visiting the Fund’s Website at www.olsteinfunds.com.

An investment in a portfolio containing small- and mid-cap companies is subject to additional risks, as the share prices of small- and mid-cap companies are often more volatile than those of larger companies due to several factors, including limited trading volumes, products, financial resources, management inexperience and less publicly available information. Investing in a non-diversified, narrowly focused fund may entail greater risks than is normally associated with more widely diversified funds.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

There is no assurance that the Olstein Funds will achieve their investment objective.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  The activist strategy invests in stocks of underperforming companies and any shareholder activism might not result in a change in performance or corporate governance.  These stocks could also experience less liquidity and higher share price and trading volume volatility than stocks of other companies.

The S&P 500® Index is an unmanaged index created by Standard & Poor’s Corporation that includes a representative sample of 500 leading companies in leading industries of the U.S. economy and is considered to represent the U.S. stock-market performance in general.  The S&P 500® Index is not an investment product available for purchase.  Index returns do not reflect any management fees, transaction costs or expenses.

The Russell 2500® Index is an unmanaged index created by The Russell Investment Group.  The Russell 2500® is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500® includes the smallest 2500 securities in the Russell 3000®.  The Russell 2500® Index is not an investment product available for purchase. Index returns do not reflect any management fees, transaction costs or expenses.

For a complete listing of the Olstein Strategic Opportunities Fund’s portfolio holdings, please see the Schedule of Investments starting on page 44. The references to securities are not buy or sell recommendations. The references are intended to be descriptive examples of the Fund’s investment philosophy. Do not make investments based on the preceding securities referenced.

Distributed by Olstein Capital Management, L.P.  Member FINRA

Not FDIC insured / Not bank-guaranteed / May lose value.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class A Inception through the Fiscal Year End of 6/30/09.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return

	1 Year	Inception+
Olstein Strategic Opportunities – Class A (without load) (1)	(14.90)%	(11.99)%
Olstein Strategic Opportunities – Class A (load adjusted) (1)	(19.55)%	(13.83)%
Russell 2500® Index (2)	(26.72)%	(11.71)%
S&P 500® Index (3)	(26.21)%	(11.91)%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Reflects the effect of the maximum sale load charge of 5.50% in load adjusted return.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Comparison of the Change in Value of a Hypothetical $10,000 Investment from the Fund’s Class C Inception through the Fiscal Year End of 6/30/09.  The line chart does not reflect any applicable Contingent Deferred Sales Charge.  The returns listed in the table do not reflect the deduction of taxes on reinvested dividends.

Average Annual Total Return

	1 Year	Inception+
Olstein Strategic Opportunities – Class C (1)	(16.48)%	(12.58)%
Russell 2500® Index (2)	(26.72)%	(11.71)%
S&P 500® Index (3)	(26.21)%	(11.91)%

+	Commencement of operations was November 1, 2006.
(1)
Assumes reinvestment of dividends and capital gains.  Also includes all expenses at the end of each period and reflects the deduction of the appropriate CDSC as if an investor had redeemed at the end of the one year period, and thus represents a “net return.”  The CDSC is based on the lesser of the original purchase price or the value of such shares at the time of redemption.  Past performance is not necessarily indicative of future results.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original cost.

(2)
The Russell 2500® Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 20% of the total market capitalization of the Russell 3000® Index.  Russell 2500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investments in the index, and thus represents a “gross return.”

(3)
S&P 500® Index return is adjusted upward to reflect reinvested dividends, but does not reflect the deduction of any fees or expenses associated with investment in the index, and thus represents a “gross return.”

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Expense Example as of June 30, 2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions; if any; and (2) ongoing costs, including management fees; distribution fees (12b-1); and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2009 – June 30, 2009.

Actual Expenses The following table provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  If you request that a redemption be made by a wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee and a $25 distribution fee.  The following example includes, but is not limited to, management fees, distribution fees, fund accounting, custody and transfer agent fees.  However, the following example does not include portfolio trading commissions and related expenses.  You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes The following table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any.  Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	1/1/09	6/30/09	1/1/09 – 6/30/09
Actual
Class A	$1,000.00	$1,172.20	$ 8.62
Class C	$1,000.00	$1,165.80	$12.62

Hypothetical (5% annual
return before expenses)
Class A	$1,000.00	$1,016.86	$ 8.00
Class C	$1,000.00	$1,013.14	$11.73

*	Expenses are equal to the Fund’s annualized net expense ratio of 1.60% and 2.35% for Class A and Class C, respectively, multiplied by the average account value over the period, multiplied by 181/365.

Allocation of Portfolio Assets as a percentage of investments
June 30, 2009

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Schedule of Investments as of June 30, 2009

COMMON STOCKS – 98.1%

BIOTECHNOLOGY – 4.9%	Shares	Value
Charles River Laboratories International, Inc. (a)	8,000	$270,000
Life Technologies Corporation (a)	6,700	279,524
		549,524
BUSINESS SERVICES – 3.6%
Barrett Business Services, Inc.	16,000	168,000
Hewitt Associates, Inc. – Class A (a)	8,000	238,240
		406,240
CAPITAL MARKETS – 4.4%
Janus Capital Group Inc.	19,000	216,600
Legg Mason, Inc.	11,000	268,180
		484,780
COMMERCIAL SERVICES & SUPPLIES – 4.5%
Brady Corporation – Class A	8,000	200,960
Cintas	13,000	296,920
		497,880
COMMUNICATIONS EQUIPMENT – 2.4%
CommScope, Inc. (a)	10,343	271,607

CONSTRUCTION & ENGINEERING – 1.5%
Quanta Services, Inc. (a)	7,000	161,910

DIVERSIFIED FINANCIAL SERVICES – 4.2%
AllianceBernstein Holding LP	23,000	462,070

ELECTRONIC EQUIPMENT & INSTRUMENTS – 1.3%
Rofin-Sinar Technologies, Inc. (a)	7,500	150,075

FOOD & STAPLES RETAILING – 1.7%
Nash Finch Company	7,000	189,420

HEALTH CARE EQUIPMENT & SUPPLIES – 10.9%
Boston Scientific Corporation (a)	29,000	294,060
CONMED Corporation (a)	17,000	263,840

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 98.1% – continued

HEALTH CARE EQUIPMENT & SUPPLIES – 10.9% – continued	Shares	Value
DENTSPLY International Inc.	9,000	$274,680
Hospira, Inc. (a)	4,000	154,080
Medical Action Industries, Inc. (a)	20,000	229,000
		1,215,660
HOUSEHOLD DURABLES – 3.8%
Blount International, Inc. (a)	22,000	189,420
Snap-on, Incorporated	8,000	229,920
		419,340
INDUSTRIAL CONGLOMERATES – 5.6%
Teleflex Incorporated	14,000	627,620

INSURANCE – 2.5%
W. R. Berkley Corporation	13,000	279,110

MACHINERY – 11.0%
Columbus McKinnon Corporation (a)	21,000	265,650
Flanders Corporation (a)	46,000	281,060
The Middleby Corporation (a)	5,500	241,560
Pall Corporation	11,000	292,160
The Toro Company	5,000	149,500
		1,229,930
MULTILINE RETAIL – 3.5%
Macy’s, Inc.	33,000	388,080

OFFICE ELECTRONICS – 3.8%
Xerox Corporation	47,000	304,560
Zebra Technologies Corporation – Class A (a)	5,000	118,300
		422,860
PERSONAL PRODUCTS – 2.6%
Bare Escentuals, Inc. (a)	32,000	283,840

RESTAURANTS – 13.0%
Burger King Holdings Inc.	18,000	310,860
The Cheesecake Factory Incorporated (a)	17,000	294,100
Cracker Barrel Old Country Store Inc.	6,500	181,350

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

COMMON STOCKS – 98.1% – continued

RESTAURANTS – 13.0% – continued	Shares	Value
Denny’s Corp. (a)	215,280	$462,852
Jack in the Box Inc. (a)	9,000	202,050
		1,451,212
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT – 2.7%
Teradyne, Inc. (a)	43,000	294,980

SOFTWARE – 2.3%
Teradata Corporation (a)	11,000	257,730

SPECIALTY RETAIL – 7.9%
Collective Brands, Inc. (a)	14,000	203,980
The Dress Barn, Inc. (a)	8,000	114,400
DSW, Inc. – Class A (a)	19,000	187,150
RadioShack Corporation	19,000	265,240
The Wet Seal Inc. – Class A (a)	36,000	110,520
		881,290
TOTAL COMMON STOCKS (Cost $12,093,675)		10,925,158

SHORT-TERM INVESTMENTS – 1.9%

MUTUAL FUNDS – 1.9%
First American Prime Obligations Fund – Class I	205,483	205,483

TOTAL SHORT-TERM INVESTMENTS (Cost $205,483)		205,483

TOTAL INVESTMENTS – 100.0%
(Cost $12,299,158)		11,130,641
OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		4,099
TOTAL NET ASSETS – 100.0%		$11,134,740

(a)	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

(THIS PAGE INTENTIONALLY LEFT BLANK.)

The Olstein Strategic Opportunities Fund
Statement of Assets and Liabilities as of June 30, 2009

Assets:
Investments, at value (cost $12,299,158)	$11,130,641
Receivable for capital shares sold	34,410
Receivable for securities sold	12,256
Dividends and interest receivable	6,044
Other assets	9,963
Total Assets	11,193,314

Liabilities:
Payable for capital shares redeemed	7,063
Distribution expense payable	14,663
Payable to Investment Manager (See Note 5)	2,580
Payable to Trustees	686
Accrued expenses and other liabilities	33,582
Total Liabilities	58,574
Net Assets	$11,134,740

Net Assets Consist of:
Capital stock	$17,901,877
Accumulated net realized loss on investments sold	(5,598,620)
Net unrealized depreciation on investments	(1,168,517)
Total Net Assets	$11,134,740

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

CLASS A:
Net Assets	$5,189,772
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	733,516
Net asset value and redemption price per share	$7.08
Maximum offering price per share	$7.49

CLASS C:
Net Assets	$5,944,968
Shares of beneficial interest outstanding
(unlimited number of shares authorized, $0.001 par value)	853,922
Net asset value, offering and redemption
(may be subject to contingent deferred sales charge) price per share	$6.96

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statement of Operations

For the Year Ended
June 30, 2009
Investment Income:
Dividend income	$93,278
Interest income	5,792
Total investment income	99,070

Expenses:
Investment management fee (See Note 5)	108,097
Distribution expense – Class A (See Note 6)	11,852
Distribution expense – Class C (See Note 6)	60,688
Shareholder servicing and accounting costs	55,652
Federal and state registration	30,780
Professional fees	26,790
Administration fee	19,875
Custody fees	8,140
Trustees’ fees and expenses	2,356
Reports to shareholders	1,825
Other	917
Total expenses	326,972
Expense reimbursement by Investment Manager (See Note 5)	(108,501)
Net Expenses	218,471
Net investment loss	(119,401)

Realized and Unrealized Gain (Loss) on Investments:
Realized loss on investments	(3,901,684)
Change in unrealized appreciation / depreciation on investments	1,867,063
Net realized and unrealized loss on investments	(2,034,621)
Net Decrease in Net Assets Resulting from Operations	$(2,154,022)

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Statements of Changes in Net Assets

	For the	For the
	Year Ended	Year Ended
	June 30, 2009	June 30, 2008
Operations:
Net investment loss	$(119,401)	$(190,856)
Net realized loss on investments	(3,901,684)	(1,605,496)
Change in unrealized appreciation/depreciation on investments	1,867,063	(4,329,143)
Net decrease in net assets resulting from operations	(2,154,022)	(6,125,495)

Distributions to Class A Shareholders:
from Ordinary Income	—	(11,459)
from Net Realized Gains	—	(39,712)
	—	(51,171)

Distributions to Class C Shareholders:
from Ordinary Income	—	(5,333)
from Net Realized Gains	—	(50,631)
	—	(55,964)

Net increase (decrease) in net assets from
Fund share transactions (Note 7)	(951,974)	3,805,779

Total Decrease in Net Assets	(3,105,996)	(2,426,851)

Net Assets:
Beginning of period	14,240,736	16,667,587
End of period	$11,134,740	$14,240,736

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class A

	For the	For the	Nov. 1,
	Year	Year	2006 (1)
	Ended	Ended	through
	June 30,	June 30,	June 30,
	2009	2008	2007

Net Asset Value – Beginning of Period	$8.32	$11.94	$10.00

Investment Operations:
Net investment income (loss) (2)	(0.05)	(0.07)	0.03
Net realized and unrealized gain (loss) on investments	(1.19)	(3.49)	1.91
Total from investment operations	(1.24)	(3.56)	1.94

Distributions from:
Net investment income	—	(0.01)	—
Net realized gain on investments	—	(0.05)	—
Total distributions	—	(0.06)	—
Net Asset Value – End of Period	$7.08	$8.32	$11.94

Total Return‡	(14.90)%	(29.93)%	19.40	%*

Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	2.60%	2.17%	3.21	%**
After expense waiver and/or reimbursement	1.60%	1.60%	1.60	%**
Ratio of net investment income (loss):
Before expense waiver and/or reimbursement	(1.69)%	(1.27)%	(1.15	)%**
After expense waiver and/or reimbursement	(0.69)%	(0.70)%	0.46	%**
Portfolio turnover rate (3)	107.54%	100.57%	19.09%
Net assets at end of period (000 omitted)	$5,190	$5,943	$8,647

‡	Total return does not reflect any sales charge for Class A shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Strategic Opportunities Fund
Financial Highlights

Class C

	For the	For the		Nov. 1,
	Year	Year		2006 (1)
	Ended	Ended		through
	June 30,	June 30,		June 30,
	2009	2008		2007

Net Asset Value – Beginning of Period	$8.25	$11.92		$10.00

Investment Operations:
Net investment loss (2)	(0.10)	(0.14)		(0.02)
Net realized and unrealized gain (loss) on investments	(1.19)	(3.48)		1.94
Total from investment operations	(1.29)	(3.62)		1.92

Distributions from:
Net investment income	—	(0.00	)(3)	—
Net realized gain on investments	—	(0.05)		—
Total distributions	—	(0.05)		—
Net Asset Value – End of Period	$6.96	$8.25		$11.92

Total Return‡	(15.64)%	(30.45)%		19.20	%*

Ratios (to average net assets)/
Supplemental Data:
Ratio of expenses:
Before expense waiver and/or reimbursement	3.35%	2.92%		3.96	%**
After expense waiver and/or reimbursement	2.35%	2.35%		2.35	%**
Ratio of net investment loss:
Before expense waiver and/or reimbursement	(2.44)%	(2.02)%		(1.90	)%**
After expense waiver and/or reimbursement	(1.44)%	(1.45)%		(0.29	)%**
Portfolio turnover rate (4)	107.54%	100.57%		19.09%
Net assets at end of period (000 omitted)	$5,945	$8,298		$8,021

‡	Total return does not reflect any deferred sales charge for Class C Shares.
*	Not annualized.
**	Annualized.
(1)	Commencement of operations.
(2)	Net investment loss per share represents net investment loss divided by the average shares outstanding throughout the period.
(3)	Amount is less than (0.005) per share.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

THE OLSTEIN STRATEGIC OPPORTUNITIES FUND

The Olstein Funds
Notes to Financial Statements

1
Description of the Funds  The Olstein Funds (the “Trust”), a Delaware statutory trust organized on March 31, 1995, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company.  The Trust consists of two series of shares, the Olstein All Cap Value Fund (“All Cap Value Fund”) and the Olstein Strategic Opportunities Fund (“Strategic Fund”) (collectively the “Funds”).  The All Cap Value Fund is a diversified investment management company and the Strategic Fund is a non-diversified investment management company.  The primary investment objective of the Funds is long-term capital appreciation with a secondary objective of income.  The All Cap Value Fund commenced investment operations on September 21, 1995 and the Strategic Fund commenced operations on November 1, 2006.

The All Cap Value Fund issued a second class of shares, Adviser Class shares, and renamed the initial class as Class C shares on September 1, 1999. The Adviser Class shares were initially sold on September 21, 1999 and are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The Class C shares are subject to a contingent deferred sales charge (“CDSC”) for redemptions in accordance with the All Cap Value Fund’s prospectus, and expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6. The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption for Class C shares within one year of purchase.

The Strategic Fund offers Class A and Class C shares, which are subject to expenses pursuant to the Shareholder Servicing and Distribution Plan described in Note 6.  Class A shares have a maximum front-end sales charge of 5.50% that is included in the offering price of the Class A shares.  The Class C shares are subject to a CDSC for redemptions within one year of purchase in accordance with the Strategic Fund’s prospectus.  The maximum CDSC is 1.00% based on the lesser of the original purchase price or the value of such shares at the time of redemption.

2	Significant Accounting Policies The following is a summary of the significant accounting policies of the Funds:

THE OLSTEIN FUNDS

Security Valuation.  The Funds’ securities, except short-term investments with maturities of 60 days or less at the time of purchase and securities traded on the NASDAQ NMS and Small Cap exchanges, are valued at their market value as determined by their last sale price in the principal market in which these securities are normally traded.  Lacking any sales, the security is valued at the mean between the closing bid and ask price.  Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value, unless the Funds’ Board of Trustees determines that this does not represent fair value.  The value of all other securities, for which no quotations are readily available, is determined in good faith by, or under procedures approved by, the Board of Trustees.  The Board has adopted specific procedures for valuing portfolio securities and delegated the implementation of these procedures to Olstein Capital Management, L.P. (“Olstein” or the “Investment Manager”).  The procedures authorize the Investment Manager to make all necessary determinations regarding the fair value of a portfolio security and to report such determinations to the Board of Trustees.  The Funds may also use independent pricing services to assist in pricing portfolio securities.

Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157) establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  SFAS 157 requires additional disclosures about the various inputs used to develop the measurements of fair value.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

THE OLSTEIN FUNDS

The following is a summary of the inputs used to value the Funds’ net assets as of June 30, 2009:

	Level 1	Level 2	Level 3	Total
All Cap Value Fund
Equity
Consumer Discretionary	$104,261,695	$—	$—	$104,261,695
Consumer Staples	37,274,468	—	—	37,274,468
Energy	12,957,719	—	—	12,957,719
Financials	52,414,348	—	—	52,414,348
Health Care	92,145,793	—	—	92,145,793
Industrials	80,323,405	—	—	80,323,405
Information Technology	125,812,945	—	—	125,812,945
Materials	10,301,317	—	—	10,301,317
Technology	3,780,004	—	—	3,780,004
Total Equity	519,271,694	—	—	519,271,694
Short-Term Investments	22,463,102	—	—	22,463,102
Total Investments in Securities	$541,734,796	$—	$—	$541,734,796

Strategic Opportunities Fund
Equity
Consumer Discretionary	$3,139,922	$—	$—	$3,139,922
Consumer Staples	473,260	—	—	473,260
Financials	1,225,960	—	—	1,225,960
Health Care	1,765,184	—	—	1,765,184
Industrials	2,685,340	—	—	2,685,340
Information Technology	1,635,492	—	—	1,635,492
Total Equity	10,925,158	—	—	10,925,158
Short-Term Investments	205,483	—	—	205,483
Total Investments in Securities	$11,130,641	$—	$—	$11,130,641
Other Financial Instruments*	$—	$—	$—	$—

*
Other Financial Instruments are derivative instruments not reflected in the Schedule of Investment, such as futures, written options, forwards and swap contracts, which are valued at the unrealized appreciation (depreciation) for the instrument.

In March 2008, the FASB issued SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities.”  This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivatives instruments and related hedge fund items are accounted for, and c) how derivative

THE OLSTEIN FUNDS

instruments and related hedge items affect a fund’s financial position, results of operations and cash flows.  SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008.  As of June 30, 2009, the Funds did not hold any derivative instruments or engage in any hedging activities.  As result, the adoption of SFAS No. 161 has not had any impact on financial statement amounts or led to any additional footnote disclosure.

Federal Income Taxes.  Each Fund intends to continue to qualify for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986 and to distribute all of its taxable income to its shareholders.  Therefore, no federal income tax provision has been provided.

Distributions to Shareholders.  Generally, distributions are declared and paid at least annually.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividend paid deduction.

Distributions of net investment income and net realized gains, if any, are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.  These differences are either temporary or permanent in nature.  To the extent these differences are permanent, reclassifications are made in the capital accounts in the period that the difference arises.

Accordingly, at June 30, 2009, reclassifications were recorded as follows.

		Strategic
	All Cap	Opportunities
	Value Fund	Fund
Undistributed net investment income	$2,115,173	$119,401
Accumulated gains	(956,446)	—
Capital Stock	(1,158,727)	(119,401)

Use of Estimates in the Preparation of Financial Statements.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results may differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. The Funds use the specific identification method for determining

THE OLSTEIN FUNDS

realized gain or loss on investments for both financial and federal income tax reporting purposes. Dividend income and dividends on short positions are recognized on the ex-dividend date or as soon as information is available to the Funds and interest income is recognized on an accrual basis.  Income, realized and unrealized gains or losses on investments are allocated to each class of shares based on each Fund’s relative net assets.  All discounts and premiums are amortized using the effective interest method for tax and financial reporting purposes.

Expenses.  Expenses directly attributable to a class of shares, such as Rule 12b-1 distribution fees, are charged to that class.  Expenses that are not attributable to a particular class are typically allocated within each Fund among each class in proportion to their respective net assets.

Short Sales.  Short sales are transactions in which the All Cap Value Fund sells a security it does not own, in anticipation of a decline in the market value of that security.  To complete such a transaction, the All Cap Value Fund must borrow the security to deliver to the buyer upon the short sale; the All Cap Value Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date.  The All Cap Value Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the All Cap Value Fund replaces the borrowed security.  The All Cap Value Fund will realize a gain if the security declines in value between those dates.  All short sales must be fully collateralized.  The All Cap Value Fund maintains the collateral in a segregated account consisting of cash, U.S. Government securities or other liquid assets sufficient to collateralize the market value of its short positions.  The All Cap Value Fund limits the value of short positions to 25% of its total assets.  At June 30, 2009, the All Cap Value Fund had no short positions outstanding.  The Strategic Fund does not engage in short sales.

3	Purchases and Sales of Investment Securities During the year ended June 30, 2009, purchases and sales of investment securities (excluding short-term investments) were as follows:

	Purchases	Sales
All Cap Value Fund	$644,695,059	$794,217,823
Strategic Fund	$11,526,350	$11,816,606

The Funds did not purchase long-term U.S. Government securities as a part of their investment strategy during the respective periods.

THE OLSTEIN FUNDS

4	Tax Information At June 30, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Cost of Investments	$585,245,800	$12,436,491
Gross unrealized appreciation	$54,877,571	$1,064,973
Gross unrealized depreciation	(98,388,575)	(2,370,823)
Net unrealized depreciation	$(43,511,004)	$(1,305,850)
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	—
Total distributable earnings	$—	$—
Other accumulated losses	$(378,825,899)	$(5,461,287)
Total accumulated losses	$(422,336,903)	$(6,767,137)

The difference between book-basis and tax-basis net unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and partnership adjustments.

At June 30, 2009, the accumulated capital loss carryforwards were as follows:

	All Cap	Strategic
	Value Fund	Opportunities Fund
Expiring in 2017	$165,660,774	$1,361,584

To the extent the Funds realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryforwards as permitted by the Internal Revenue Code.

At June 30, 2009, the Funds deferred, on a tax basis, post-October losses of:

All Cap Value Fund	$213,165,125
Strategic Opportunities Fund	4,099,703

The tax components of dividends paid by the Funds during the periods ended June 30, 2009 and June 30, 2008 were as follows:

	Year Ended	Year Ended
All Cap Value Fund	June 30, 2009	June 30, 2008
Ordinary Income	$—	$40,925,656
Long-Term Capital Gains	$2,235,007	$207,774,942

Strategic Fund
Ordinary Income	$—	$107,135
Long-Term Capital Gains	$—	$—

THE OLSTEIN FUNDS

The Funds designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended June 30, 2009.

Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes” requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions.  Open tax years are those that are open for exam by taxing authorities.  As of June 30, 2009, open tax years include the tax years ended June 30, 2005 through 2008.  The Funds have no examinations in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations.  There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on tax returns as of June 30, 2009.  The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.  If applicable, the Funds would recognize interest accrued related to unrecognized tax benefits in “interest expense” and penalties in “other expenses” on the statement of operations.

5
Investment Management Fee and Other Agreements  The Funds employ Olstein as the investment manager.  Pursuant to investment management agreements with the Funds, the Investment Manager selects investments and supervises the assets of the Funds in accordance with the investment objective, policies and restrictions of the Funds, subject to the supervision and direction of the Board of Trustees.  For its services, the Investment Manager earns a monthly fee at the annual rate of 1.00% of each Fund’s average daily net assets.  For the year ended June 30, 2009, the All Cap Value Fund incurred investment management fees of $6,519,619, with $445,803 payable to the Investment Manager as of June 30, 2009.  For the same period, the Strategic Fund incurred management fees of $108,097, with $2,580 net payable to the Investment Manager as of June 30, 2009. The investment manager receivables and payables are settled monthly. The Investment Manager has agreed to contractually waive or reduce all or a portion of its management fee and, if necessary, to bear certain other expenses to limit the annualized expenses of the Strategic Fund

THE OLSTEIN FUNDS

to 1.35%, exclusive of 12b-1 and shareholder servicing fees, acquired fund fees and expenses, taxes, interest and non-routine expenses.  The Investment Manager may seek reimbursement of its waived fees and expenses borne for a rolling three-year period following the fiscal year such fee waivers and expense reimbursements are incurred, provided that the reimbursement by the Strategic Fund of the Investment Manager will not cause total operating expenses to exceed the expense cap as then may be in effect or the expense cap in place at the time of the fee waiver.

Strategic Fund
Reimbursed/Absorbed Expenses Subject to Recovery by Investment Manager Until:
2010	$80,990
2011	97,379
2012	108,501
Total	$286,870

Certain trustees and officers of the Trust are also officers of the Trust’s Investment Manager.  Such trustees and officers are paid no fees by the Trust for serving as trustees or officers of the Trust.

6
Shareholder Servicing and Distribution Plans  Olstein (the “Distributor”) has entered into a distribution and underwriting agreement with the Funds dated August 18, 1995 (subsequently revised on July 29, 1999 to reflect the additional class and further amended and restated effective October 1, 2007), under which the Distributor acts as underwriter to engage in activities designed to assist the Funds in securing purchasers for their shares.  The Funds have adopted Shareholder Servicing and Distribution Plans pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”).  Amounts paid under the 12b-1 Plans may compensate the Distributor or others for the activities in the promotion and distribution of each Fund’s shares and for shareholder servicing.  The total amount that the All Cap Value Fund will pay under the 12b-1 Plans for the Class C and Adviser Class shares are 1.00% and 0.25%, respectively, per annum of the Fund’s average daily net assets of Class C and Adviser Class shares.  For the year ended June 30, 2009, fees incurred by the All Cap Value Fund pursuant to the 12b-1 Plans were $5,644,253 for Class C and $218,598 for Adviser Class Shares.  The total amount that the Strategic Fund will pay under the 12b-1 Plans for the Class A and Class C shares are 0.25% and 1.00%, respectively, per annum of the Fund’s average daily net assets of Class A and Class C shares.  For the year ended June 30, 2009, fees incurred by the Strategic Fund pursuant to the 12b-1 Plans were $11,852 for Class A and $60,688 for Class C shares.

THE OLSTEIN FUNDS

During the year ended June 30, 2009, the All Cap Value Fund and the Strategic Fund paid no brokerage commissions to affiliated broker-dealers in connection with purchases and sales of investment securities.

7
Fund Shares  At June 30, 2009, there was an unlimited number of shares of beneficial interest, $0.001 par value, authorized.  The following table summarizes the activity in shares of each class of the Funds:

All Cap Value Fund
	Year Ended		Year Ended
	June 30, 2009		June 30, 2008
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	1,283,312	$11,807,345	2,713,119	$42,134,757
Shares issued to shareholders in
reinvestment of distributions	220,852	1,919,204	13,622,618	201,470,151
Shares redeemed	(20,374,591)	(182,149,934)	(21,157,526)	(303,885,715)
Net decrease	(18,870,427)	$(168,423,385)	(4,821,789)	$(60,280,807)

Shares Outstanding:
Beginning of period	74,348,707		79,170,496
End of period	55,478,280		74,348,707

	Year Ended		Year Ended
	June 30, 2009		June 30, 2008
	Adviser Class		Adviser Class
	Shares	Amount	Shares	Amount
Shares sold	967,986	$9,636,530	1,517,645	$24,469,390
Shares issued to shareholders in
reinvestment of distributions	22,517	216,842	2,290,416	37,081,831
Shares redeemed	(6,870,234)	(66,239,057)	(6,578,632)	(102,667,943)
Net decrease	(5,879,731)	$(56,385,685)	(2,770,571)	$(41,116,722)

Shares Outstanding:
Beginning of period	12,112,785		14,883,356
End of period	6,233,054		12,112,785
Total Net Decrease		$(224,809,070)		$(101,397,529)

THE OLSTEIN FUNDS

Strategic Opportunities Fund

	Year Ended		Year Ended
	June 30, 2009		June 30, 2008
	Class A		Class A
	Shares	Amount	Shares	Amount
Shares sold	161,891	$1,005,956	281,931	$2,981,465
Shares issued to shareholders in
reinvestment of distributions	—	—	4,495	46,524
Shares redeemed	(142,494)	(971,733)	(296,474)	(2,860,501)
Net increase (decrease)	19,397	$34,223	(10,048)	$167,488

Shares Outstanding:
Beginning of period	714,119		724,167
End of period	733,516		714,119

	Year Ended		Year Ended
	June 30, 2009		June 30, 2008
	Class C		Class C
	Shares	Amount	Shares	Amount
Shares sold	216,064	$1,385,900	692,348	$7,016,237
Shares issued to shareholders in
reinvestment of distributions	—	—	5,135	52,888
Shares redeemed	(367,768)	(2,372,097)	(364,835)	(3,430,834)
Net increase (decrease)	(151,704)	$(986,197)	332,648	$3,638,291

Shares Outstanding:
Beginning of period	1,005,626		672,978
End of period	853,922		1,005,626
Total Net Increase (Decrease)		$(951,974)		$3,805,779

8
Other Affiliates*  Investments representing 5% or more of the outstanding voting securities of a company held in the All Cap Value Fund’s portfolio result in that company being considered an affiliated company of the Fund, as defined in the 1940 Act.  The All Cap Value Fund held no securities of affiliated companies as of June 30, 2009.  Transactions during the year ended June 30, 2009 in which the issuer was an “affiliated person” were as follows:

THE OLSTEIN FUNDS

Denny’s Corp.**
June 30, 2008
Balance
Shares	8,153,900
Cost	$38,403,012

Gross Additions
Shares	525,600
Cost	$1,186,952

Gross Deductions
Shares	3,875,700
Cost	$16,220,205

June 30, 2009
Balance
Shares	—
Cost	$—
Realized loss	$(9,714,440)
Investment income	$—

*
As a result of the Fund’s beneficial ownership of the common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer.  The Fund disclaims that the “affiliated persons” are affiliates of the Distributor, Investment Manager, Fund, Trust, or any other client of the Investment Manager.

**	Security that was considered affiliated due to the Fund’s beneficial ownership representing more than 5% of the outstanding securities during the year ended June 30, 2009, but not at June 30, 2009.

Note:	Schedule may not roll forward, as the schedule only reflects activity during the time the Fund was deemed an affiliate (held more than 5% of a stock’s outstanding securities).

9
Line of Credit  The All Cap Value Fund has a $50 million uncommitted line of credit with U.S. Bank, N.A. (the “Bank”) to be used for liquidity purposes.  The interest rate on any borrowings is the Bank’s announced prime rate.  During the year ended June 30, 2009, the Fund did not draw upon the line of credit.

10
Indemnifications  Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds.  In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

THE OLSTEIN FUNDS

11
Recent Accounting Pronouncements  In June 2009, the FASB issued Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification TM and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“SFAS 168”).  SFAS 168 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification TM” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP.  All guidance contained in the Codification carries an equal level of authority.  On the effective date of SFAS 168, the Codification will supersede all then-existing non-SEC accounting and reporting standards.  All other nongrandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative.  SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009.  The Funds evaluated this new statement, and have determined that it will not have a significant impact on the determination or reporting of the Funds’ financial statements.

12
Subsequent Events  In May 2009, the FASB issued SFAS No. 165, “Subsequent Events” (SFAS No. 165).  The Funds adopted SFAS No. 165 which requires an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, an entity will be required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, SFAS No. 165 requires an entity to disclose the date through which subsequent events have been evaluated. The Funds have evaluated subsequent events through August 28, 2009, the date that the financial statements were available to be issued.

THE OLSTEIN FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Olstein Funds:

We have audited the accompanying statement of assets and liabilities of The Olstein Funds (comprising, respectively, the Olstein All Cap Value Fund and the Olstein Strategic Opportunities Fund), including the schedule of investments, as of June 30, 2009, and the related statements of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of June 30, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting The Olstein Funds at June 30, 2009, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
August 28, 2009

THE OLSTEIN FUNDS

THE OLSTEIN FUNDS

Additional Information

PROXY VOTING

The Board of Trustees of the Trust, on behalf of the Funds, has delegated all proxy voting responsibilities related to the portfolio securities held by the Funds to the Investment Manager.  A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling toll-free 1-800-799-2113.  A description is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Investment Manager’s proxy voting record for the Funds for annual periods ending June 30 each year will be available to shareholders.  The proxy voting record is available, without charge, upon request by calling, toll-free, 1-800-799-2113 and on the SEC website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds include complete schedules of their portfolio holdings in the annual and semi-annual reports.  The Funds are required to file complete schedules of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q.  Once filed, the Form N-Q is available, without charge, upon request on the SEC’s website at http://www.sec.gov.  Copies of Form N-Q can also be obtained by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to http://www.publicinfo@sec.gov.

THE OLSTEIN FUNDS

BOARD OF TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees of the Trust consists of six individuals, four of whom are not “interested persons” of the Trust or Funds as that term is defined in the 1940 Act.  The Trustees are fiduciaries for the Funds’ shareholders and are governed by the law of the State of Delaware in this regard.  They establish policy for the operation of the Funds and appoint the officers who conduct the daily business of the Funds.

The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.  Compensation to officers and Trustees of the Trust who are affiliated with the Investment Manager is paid by the Investment Manager and not by the Trust.

Information pertaining to the Trustees and Principal Executive Officers of the Funds is set forth below.  The SAI includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-800-799-2113.

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee
Disinterested Trustees:

Fred W. Lange	Trustee	Since	Private investor.	2	Wagner
123 Lewisburg Road		1995			College
Sussex, NJ 07461
Age: 77

John Lohr	Trustee	Since	Owner, Howling	2	Crosswater
4 Manhattanville Road		1995	Wolf Enterprises;		Financial
Purchase, NY 10577			General Counsel,		Corporation
Age: 64			LFG, Inc. (provider of		(investment
			investment products)		adviser);
			and President,		Crosswater
			Lockwood Financial		Capital
			Services (broker-dealer),		Partners
			January 1996 to		(financial
			September 2002.		services);
Lamco
Advisory
Services
(investment
adviser) and
Howling
Wolf
Enterprises
(publishing)

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee

D. Michael Murray	Trustee	Since	President, Murray,	2	American
2829 South Osprey		1995	Montgomery &		Academy of
Sarasota, FL 34239			O’Donnell		Preventive
Age: 68			(consultants),		Medicine, and
			since 1968.		The Eric Fund
(charitable
organization)

Lawrence K. Wein	Trustee	Since	Private	2	eRooms
4 Manhattanville Road		1995	Consultant for		Systems
Purchase NY 10577			telecommunications		Technologies
Age: 67			industry, since July		(ERMS. OB)
2001; Former Vice
President-Wholesale
Business Operations,
Concert
Communications
an ATT/BT Company,
April 2000 to June
2001; Former Executive
Manager, AT&T, Inc.,
for 35 years, retired
July 2001.
Interested Trustees:

Erik K. Olstein*+	Trustee,	Since	President and Chief	2	The Trinity-
Olstein Capital	Secretary	1995	Operating Officer,		Pawling
Management, L.P.	and		Olstein Capital		School
4 Manhattanville Road	Assistant		Management, L.P.,
Purchase, NY 10577	Treasurer		since 2000; Vice
Age: 42			President of Sales
and Chief Operating
Officer, Olstein
Capital Management,
L.P., 1994-2000.

THE OLSTEIN FUNDS

		Term of		Number of
		Office and		Portfolios in
		Length		Fund Complex	Other
	Position(s) Held	of Time	Principal Occupation	Overseen	Directorships
Name, Address and Age	with the Trust	Served**	During Past Five Years	by Trustee	Held by Trustee

Robert A. Olstein*+	Trustee,	Since	Chairman, Chief	2	None
Olstein Capital	Chairman	1995	Executive Officer
Management, L.P.	and		and Chief Investment
4 Manhattanville Road	President		Officer, Olstein
Purchase, NY 10577			Capital Management,
Age: 68			L.P., since 2000;
Chairman, Chief
Executive Officer,
Chief Investment
Officer and President,
Olstein Capital
Management, L.P.,
1994-2000; President,
Secretary and Sole
Shareholder of
Olstein, Inc., since
June 1994.
Fund Officers:
Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years
Officers:

Michael Luper	Chief	Since	Executive Vice
Olstein Capital	Accounting	1995	President and Chief
Management, L.P.	Officer and		Financial Officer,
4 Manhattanville Road	Treasurer		Olstein Capital
Purchase, NY 10577			Management, L.P.,
Age: 40			since 2000; Vice
President and Chief
Financial Officer,
Olstein Capital
Management, L.P.,
1994-2000.

THE OLSTEIN FUNDS

Term of
Office and
Length
	Position(s) Held	of Time	Principal Occupation
Name, Address and Age	with the Trust	Served**	During Past Five Years

James B. Kimmel	Chief	Since	Senior Vice President,
Olstein Capital	Compliance	2004	General Counsel
Management, L.P.	Officer		and Chief
4 Manhattanville Road			Compliance Officer,
Purchase, NY 10577			Olstein Capital
Age: 46			Management, L.P.
since 2007; Vice
President, General
Counsel and Chief
Compliance Officer
of Olstein Capital
Management, L.P.,
2004-2007. Previously,
Of Counsel at Stradley
Ronon Stevens &
Young LLP (law firm),
May 2001 to April
2004, Vice President
and Assistant Counsel
in the Corporate and
Securities Group at
Summit Bancorp from
September 1996 through
May 2001; Associate
Attorney, Investment
Management Practice
at Morgan Lewis
& Bockius LLP from
September 1990
through August 1996.

*
Robert and Erik Olstein are each officers of Olstein Capital Management, L.P. or its affiliates and are considered to be “interested persons” of the Funds within the meaning of the Investment Company Act of 1940.

**	Each Trustee holds office for an indefinite term.
+	Erik K. Olstein is the nephew of Robert A. Olstein.

THE OLSTEIN FUNDS

The Olstein
All Cap Value Fund

The Olstein
Strategic Opportunities Fund

The Olstein Funds
4 Manhattanville Road
Purchase, NY 10577

Trustees
Robert A. Olstein, Chairman
Fred W. Lange
John Lohr
D. Michael Murray
Erik K. Olstein
Lawrence K. Wein

Investment Manager
Olstein Capital Management, L.P.
4 Manhattanville Road
Purchase, NY 10577

Distributor
Olstein Capital Management, L.P.

Administrator, Transfer Agent,
Dividend Paying Agent &
Shareholder Servicing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
P.O. Box 701
Milwaukee,WI 53202

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Legal Counsel
Stradley, Ronon, Stevens & Young, LLP
2600 One Commerce Square
Philadelphia, PA 19103-7098

Independent Registered Public
Accounting Firm
Ernst & Young LLP
233 South Wacker Drive
Chicago, IL 60606

This report is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus.

Toll Free Telephone
800.799.2113
www.olsteinfunds.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant amended its code of ethics during the period covered by this report; however, the changes were not substantive.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Fred W. Lange and John Lohr are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the registrant’s past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the registrant’s last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant for services provided to the registrant.

	FYE 06/30/2009	FYE 06/30/2008
Audit Fees	$56,750	$54,600
Audit-Related Fees	N/A	N/A
Tax Fees	$11,400	$11,000
All Other Fees	N/A	N/A

The registrant’s audit committee has adopted an audit committee charter that provides that the audit committee pre-approve the engagement of the principal accountant to provide all audit services to the registrant, or to provide non-audit services to the registrant, its investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

The percentage of services applicable to audit-related, tax and other services that were approved by the audit committee pursuant to the “de minimus” exception of paragraph (c)(7)(i)(c) of Rule 2.01 of Regulation S-X were as follows:

	FYE 6/30/2009	FYE 6/30/2008
Audit-Related Services	0%	0%
Tax Services	0%	0%
All Other Services	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time, permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser for each of the registrant’s last two fiscal years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, if any, is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 06/30/2009	FYE 06/30/2008
Registrant	$11,400	$11,000
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2)  A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  The Olstein Funds

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date      September 8, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Robert A. Olstein
Robert A. Olstein, President

Date      September 8, 2009

By (Signature and Title)      /s/Michael Luper
Michael Luper, Treasurer

Date      September 8, 2009